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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 11, 1997


                            FLAGSTAR COMPANIES, INC.
               (Exact name of registrant as specified in charter)


Delaware                             0-18051                 13-3487402
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)


203 East Main Street, Spartanburg, South Carolina                     29319-9966
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:  (864) 597-8000


________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)




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


Item 3. Bankruptcy or Receivership

         On July 11, 1997, Flagstar Companies, Inc., a Delaware corporation (the "Company"), and its wholly-owned subsidiary Flagstar Corporation, a Delaware corporation ("Flagstar") filed their joint prepackaged plan of reorganization (the "Plan") pursuant to Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of South Carolina. The Company and Flagstar will be debtors in possession in the proceeding which is captioned In re Flagstar Companies, Inc., Flagstar Corporation, and Flagstar Holdings, Inc., Debtors (Case
No. 97-05431-B Jointly Administered) and will continue to operate their businesses, subject to the supervision and orders of the Bankruptcy Court.

         Previously, on July 8, 1997, the Company and Flagstar, had announced that they had concluded the solicitation of votes with respect to the Plan and that the Plan had received approval from all classes entitled to vote on the Plan except for holders of Flagstar's 10% Convertible Junior Subordinated Debentures due 2014.

         Copies of the press releases dated July 8, 1997 and July 11, 1997 are attached to this current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.


Exhibit Number                                          Description
    2.1                                The Company's Plan of Reorganization (filed as part of Amendment No.
                                       3 to the Company's Registration Statement on Form S-4 (No. 333-23875)
                                       on June 3, 1997 and incorporated herein by reference).

    99.1                               Press Release dated July 8, 1997.

    99.2                               Press Release dated July 11, 1997.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             FLAGSTAR COMPANIES, INC.



Date: July 24, 1997                          By: /s/ Rhonda J. Parish
                                                 ------------------------

                                                   Name: Rhonda J. Parish
                                                   Title: Senior Vice President,
                                                   General Counsel and
                                                   Secretary

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